MODIFICATION AGREEMENT


      THIS MODIFICATION AGREEMENT (this "Agreement") is made this 7th day of March, 1996, by and between GEORGIA BONDED FIBERS, INC., a New Jersey corporation (the "Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, formerly known as NationsBank of Virginia, N.A. and successor in interest to Sovran Bank, N.A. (the "Bank").


                                RECITALS
                                --------

      A.   The Bank has made a $3,000,000 loan to the Borrower (the
"Loan") pursuant to the terms and conditions of a Loan Agreement dated as
 ----
of December 28, 1994 (as amended, restated, substituted, extended and renewed from time to time, the "Loan Agreement"), by and between the
                                --------------
Borrower and the Bank. The Loan is evidenced by (i) a Term Loan Note dated December 28, 1994, payable by the Borrower to the order of the Bank in the original principal amount of $2,000,000 (as amended, restated, substituted, extended and renewed from time to time, the "Term Note"); and (ii) a
                                             ---------
Revolving Loan Note dated December 28, 1994, payable by the Borrower to the order of the Bank in the original principal amount of $1,000,000 (as amended, restated, substituted, extended and renewed from time to time, the "Revolving Note").
 --------------

      B.   The Term Note and the Revolving Note (the "Notes") are secured
                                                      -----
by a Security Agreement dated June 1, 1994, between the Borrower and the Bank covering, among other things, all of the Borrower's accounts, inventory and chattel paper (as amended, restated, substituted, extended and renewed from time to time, the "Security Agreement").
                                    ------------------

      C. The Term Note is further secured by, among other things, an Assignment of Deposit Account dated February 4, 1995, by the Borrower in favor of the Bank (as amended, restated, substituted, extended and renewed from time to time, the "Assignment"). (The Loan Agreement, the Notes, the
                        ----------
Security Agreement, the Assignment, the Mortgage (as defined below) and all other documents evidencing or securing the Loan or otherwise executed in connection therewith are herein referred to collectively as the "Loan
                                                                 ----
Documents").
- ---------

      D. The Borrower is currently in default of certain financial covenants set forth in the Loan Agreement and has requested the Bank to restructure the obligations of the Borrower to the Bank, and the Bank is willing to do so upon the terms and conditions set forth herein, which include, without limitation, that the Borrower enter into a Mortgage and Security Agreement of even date herewith with respect to the Property (as defined below) as further security for the Notes (the "Mortgage").
                                                       --------

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

      1.   Amendments.
           ----------

           (a) Section 1 of the Term Loan Note is hereby modified to replace the definition of "Margin" with the following:

                 "'Margin' means at any time on or after a Margin Adjustment Date (i) zero (0) basis points if on such Margin Adjustment Date the Company is in compliance with all of the financial covenants set forth in Section 7.11 of the Loan Agreement, and
           (ii) otherwise, fifty (50) basis points."

           (b) Section 4 of the Term Loan Note is hereby replaced in its entirety with the following:

                 "The Company may prepay all or any part of this Note at any time without premium or penalty. Any prepayment shall be applied to the principal installments in inverse order of their maturities."

           (c) Section 1 of the Revolving Note is hereby modified to replace the definition of "LIBOR Margin" with the following:

                 "'LIBOR Margin' means at any time on or after a Margin Adjustment Date (i) 240 basis points if on such Margin Adjustment Date the Company is in compliance with all of the financial covenants set forth in Section 7.11 of the Loan Agreement, and
           (ii) otherwise, 290 basis points.

           (d) Section 1 of the Revolving Note is hereby modified to replace the definition of "Prime Rate Margin" with the following:

                 "'Prime Rate Margin' means at any time on or after a Margin Adjustment Date (i) 50 basis points if on such Margin Adjustment Date the Company is in compliance with all of the financial covenants set forth in Section 7.11 of the Loan Agreement, and
           (ii) otherwise, 100 basis points."

           (e) Section 4 of the Revolving Note is hereby replaced in its entirety with the following:

                 "The Company may prepay all or any part of this Note at any time without premium or penalty."

           (f) The Borrower shall continue to pay principal installments under the Notes and interest on the principal balance outstanding from time to time under the Notes in the amounts, at the rate, in the manner and at the times specified in the Notes.

           (g) Section 1.1 of the Loan Agreement is hereby modified to replace the definition of "Bank" with the following:

                 "'Bank' shall mean NationsBank, National
           Association, its successors and assigns."

           (h) Section 7.1 of the Loan Agreement is hereby modified to add the following new subsections thereto and to renumber existing subsection (e) as subsection (h):

                 "(e) By the 25th day of each month, and containing information through the preceding month, an aging of accounts payable in form and detail satisfactory to the Bank;

                 (f)   as soon as available, but not later
           than thirty (30) days before the beginning of each fiscal year of the Company, proforma consolidated financial statements of the Company and its Subsidiaries for the fiscal year to come, in form and detail satisfactory to the Bank;

                 (g) promptly after the request of the Bank, a master schedule of Accounts, listing all Accounts and the corresponding Account Debtors, their mail addresses, telephone numbers and contact persons; and"

           (i) Section 7.11 of the Loan Agreement is hereby replaced in its entirety by the following:

                 "7.11 Financial Positions.
                       --------------------
                 (a)   Have and maintain as of the end of each
           of the fiscal quarters set forth below a consolidated ratio of Current Assets to Current
           Liabilities of at least the ratio corresponding to such fiscal quarter:

                 Quarter          Ratio
                 -------          -----

                 12/31/95         0.89 to 1.0
                  3/31/96         0.90 to 1.0
                  6/30/96         0.92 to 1.0
                  9/30/96         0.95 to 1.0
                 12/31/96         0.95 to 1.0
                  3/31/97         1.00 to 1.0
                  6/30/97 and     1.20 to 1.0
                  thereafter

                 (b)   Have and maintain as of the end of each
           of the fiscal quarters set forth below a consolidated ratio of Total Liabilities to Tangible
           Net Worth not in excess of the ratio corresponding to such fiscal quarters:

                 Quarter          Ratio
                 -------          -----

                 12/31/95         2.56 to 1.0
                  3/31/96         2.59 to 1.0
                  6/30/96         2.55 to 1.0
                  9/30/96         2.54 to 1.0
                 12/31/96         2.52 to 1.0
                  3/31/97         2.34 to 1.0
                  6/30/97 and     2.00 to 1.0
                  thereafter

                 (c)   Have and maintain as of the end of each
           of the fiscal quarters set forth below a Debt
           Service Coverage Ratio of at least equal to the ratio corresponding to such fiscal quarters:

                 Quarter          Ratio
                 -------          -----

                 12/31/95         0.27
                  3/31/96         0.49
                  6/30/96         0.65
                  9/30/96         0.65
                 12/31/96         0.65
                  3/31/97         0.70
                  6/30/97 and     1.35
                  thereafter"

The Bank hereby waives the Borrower's non-compliance with the Debt Service Coverage Ratio for the fiscal quarter ended December 31, 1995.

           (j) Section 8.2 of the Loan Agreement is hereby replaced in its entirety by the following:

                 "8.2  Capital Expenditures.  Make any capital
                       ---------------------
           expenditures, exceeding in the aggregate for the Company and its Subsidiaries, (i) $2,600,000 in the fiscal year ending June 30, 1996; and (ii) an amount to be set by mutual agreement of the parties in each subsequent fiscal year.

           (k) Section 9.1(b) of the Loan Agreement is hereby replaced in its entirety by the following:

                 "(b)   The Company shall breach or fail to
           perform any term, covenant, representation warranty or agreement (i) herein (other than the failure to make any payment due under the Notes) and such default shall continue for thirty (30) days after written notice thereof has been given to the Company by the Bank, except that the breach of or failure to perform the Company's obligations under
           Section 4.3 and Section 7.11 shall be an immediate Event of Default without regard to any notice or cure period; or (ii) under any other Loan Document;"

           (l) Section 10.1 of the Loan Agreement is hereby modified to provided that notices to the Bank shall be sent to the following address:

                 NationsBank, N.A.
                 Special Assets
                 8300 Greensboro Drive, Suite 800
                 McLean, Virginia 22102
                 Attention:  Mr. Lindsey Rheaume

           (m) Part B of the Security Agreement is hereby modified to provide that the term "Collateral" as used in the Security Agreement shall include any and all "equipment" (as such term is defined in the Virginia Uniform Commercial Code) of the Borrower, including, without limitation, furnishings, fixtures and equipment, wherever located, whether now owned or hereafter acquired, together with all increases, parts, fittings, accessories, equipment and special tools now or hereafter affixed to any part thereof or used in connection therewith, and all products, additions, substitutions, accessions, and all cash and non-cash proceeds, including proceeds from insurance thereof and thereto. Accordingly, to further secure the Borrower's indebtedness, liabilities and obligations to the Bank under this Agreement and the Loan Documents, the Borrower hereby grants and assigns to the Bank a continuing first priority security interest in and lien on all right, title and interest of the Borrower in and to any and all "equipment" (as such term is defined in the Virginia Uniform Commercial
Code) and the proceeds and products thereof.

           (n) To the extent required to conform to the terms of this Agreement and the changes to the Notes, the Loan Agreement and the Security Agreement set forth herein, the terms and conditions of the other Loan Documents shall be and the same hereby are so modified, and such Loan Documents shall be construed consistently and in conformity with this Agreement, the Notes, the Loan Agreement and the Security Agreement as so modified. The term "this Note" or "the Term Loan Note" as used in the Term Note or in any of the other Loan Documents shall mean the Term Note as modified herein unless the context clearly indicates or dictates a contrary meaning. The term "this Note" or "the Revolving Loan Note" as used in the Revolving Note or in any of the other Loan Documents shall mean the Term Note as modified herein unless the context clearly indicates or dictates a contrary meaning. The term "this Agreement" or "the Loan Agreement" as used in the Loan Agreement or in any of the other Loan Documents shall mean the Loan Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. The term "this agreement" or "the Security Agreement" as used in the Security Agreement or in any of the other Loan Documents shall mean the Security Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning.

      2.   Covenants.  In consideration for the Bank agreeing to
           ---------
restructure the Borrower's obligations to the Bank, the Borrower agrees as follows:

           (a) The Borrower shall notify and direct its Account Debtors (as defined in the Loan Agreement) to make all payments with respect to the Accounts (as defined in the Loan Agreement) to a lockbox/assignee account maintained at the Bank from which the Bank alone has power of access and withdrawal (the "Lockbox Account"). Notwithstanding this, payments with
                 ---------------
respect to letters of credit issued by the Bank shall continue to be cleared through the Bank's international department in Atlanta, Georgia before being deposited in the Lockbox Account. Until the occurrent of an Event of Default (as defined in the Loan Agreement), monies will be transferred from the Lockbox Account to the Borrower's operating account with the Bank on a daily basis. The Borrower shall deposit all checks, drafts, cash and other remittances in payment of the Accounts in the Lockbox Account not later than the next banking day after the receipt thereof, in precisely the form received, except for the appropriate endorsements of the Borrower where necessary to permit the collection of
any such items of payment.   Notwithstanding this, the Borrower may
withhold from depositing in the Lockbox Account any items of payment with respect to any disputed Account that is marked "payment in full" until the settlement of such dispute, provided that the Borrower promptly provides the Bank with a copy of such item of payment. Pending the deposit to the Lockbox Account, the Borrower shall not to commingle any such items of payment with any of its other funds or property but shall hold them separate and apart therefrom in trust and for the account of the Bank.

           (b) The Borrower shall maintain all of its operating and depository accounts, as well as all other funds, with the Bank. Notwithstanding this, the Borrower may maintain payroll and accounts with balances of less than $30,000.00 at other financial institutions, provided that the Borrower and such other financial institutions execute and deliver to the Bank assignments of such non-payroll accounts in form and detail satisfactory to the Bank.

           (c) To further secure the Borrower's indebtedness, liabilities and obligations to the Bank under this Agreement and the Loan Documents, the Borrower shall execute and deliver to the Bank the Mortgage pursuant to which the Borrower shall grant the Bank a first lien in the Borrower's property located in Newark, New Jersey known as 15 Nuttman Street, Newark, New Jersey (the "Property").
                                 --------

           (d) Within 45 days after the execution of this Agreement, the Borrower shall provide the Bank with a title policy insuring that the Mortgage is the first lien on the Property, and otherwise in form and detail satisfactory to the Bank.

           (e) The Borrower shall not sell, lease, sublease, assign, or otherwise transfer or dispose of, or enter into any agreement to sell, lease, sublease, assign or otherwise transfer or dispose, in one or more transactions, any of its assets or property or any legal or beneficial interest therein, whether tangible or intangible and whether now owned or hereafter acquired, except for the sale of (1) the Property in accordance with the terms of the Mortgage, (2) assets disposed of in the ordinary course of business; and (3) assets sold with the Bank's prior written consent. Any consent of the Bank may be conditioned upon the application of the sales proceeds to the payment of all indebtedness, liabilities and obligations of the Borrower to the Bank, in such order and manner as the Bank shall elect.

           (f) The Borrower shall not alter or amend its capital structure, dissolve, merge or consolidate with or into any other entity, or acquire all or substantially all of the assets or obligations of any other person or entity.

           (g) The Borrower shall not permit any change in the positions held by David Dugan, Jim Kostelni and Charles Kostelni at the Borrower.

           (h) The Borrower shall not change the method of accounting employed in the preparation of the financial statements most recently submitted to the Bank, unless required to conform to generally accepted accounting principles and to regulations of the Securities Exchange Commission.

           (i) Until repayment in full of all sums due the Bank, the Borrower shall continue to comply with all of its other obligations hereunder and under the Loan Documents.

           (j)   The Borrower hereby assigns, pledges and grants a
security interest to the Bank in and to all right, title and interest of the Borrower in and to the accounts with the Bank described as follows:
Georgia Bonded Fibers, Inc., Account Number 0002307662 and Account Number 0012400116, together with all interest and other income earned thereon, all additions thereto and renewals, substitutions or replacements thereof (collectively, the "Account"), as security and collateral for (1) the
                    -------
prompt payment of all indebtedness, liabilities and obligations of the Borrower to the Bank of every kind and nature whatsoever, whether direct, indirect, contingent, primary, secondary, joint, several, joint and several, due, to become due, future advances, now existing, hereafter created, principal, interest, expense payments, liquidation costs, and attorney's fees and expenses (collectively, the "Obligations"); and (2) the
                                                 -----------
performance of all of the terms and conditions of the Term Note, the Revolving Note, the Loan Agreement, this Agreement and all of the other Loan Documents. In the event any of the Obligations are not paid when and as due and payable (whether by acceleration, declaration, extension or otherwise) or upon occurrence of a default under any of the Loan Documents, or upon the maturity of the Account, if the Account consists in whole or in part of a time deposit, the Bank may and is hereby irrevocably authorized to withdraw any and all funds and moneys now or hereafter on deposit to the Account at such times and in such amounts as the Bank in its sole discretion shall determine. The Bank shall apply such funds or any portion thereof to the Obligations in such order and manner as the Bank may elect. The Bank may at any time or from time to time take any and all actions with respect to the Account (and the funds and moneys or portions thereof deposited thereto) as authorized herein, by law and by the terms of any of the Loan Documents.

           (k) In order to satisfy its obligations to the Bank under the Loan, the Borrower shall use its best efforts to refinance the Loan. The Borrower shall keep the Bank fully informed regarding all steps taken to refinance the Loan. In the event a commitment to refinance the Loan is received, the Borrower shall promptly deliver a copy thereof to the Bank.

      3.   Affirmation of Obligations.  The Borrower and the Bank each
           --------------------------
agree that nothing contained in this Agreement shall be construed to in any manner affect, impair, lessen, release, cancel, terminate or extinguish the indebtedness, liabilities or obligations of the Borrower to the Bank under the Notes, the Loan Agreement or any of the other Loan Documents. In no event shall this Agreement be deemed a waiver, discharge, novation, substitution or replacement of the Notes, the Loan Agreement or any of the other Loan Documents. The Borrower hereby ratifies and confirms in all respects all of its indebtedness, liabilities and obligations under the Notes, the Loan Agreement and the other Loan Documents and agrees that, except as expressly modified by this Agreement, the Notes, the Loan Agreement and the other Loan Documents continue in full force and effect as if set forth specifically herein. The Borrower further acknowledges and agrees that (a) the Notes are, and shall continue to be, secured by all of the collateral described in the Security Agreement and the Assignment; and
(b) the Bank has a duly perfected, continuing, valid first priority security interest in, and lien on, such collateral.

           4.    Representations and Warranties.  The Borrower hereby
                 ------------------------------
represents, warrants and agrees that: (a) the Recitals to this Agreement are true and accurate in each and every respect and are all incorporated by reference herein; (b) each and every representation and warranty set forth in the Loan Documents continues to remain true, accurate and complete as of the date hereof; (c) this Agreement and the Loan Documents as modified hereby are the valid and legally binding obligations of the Borrower, fully enforceable against the Borrower in accordance with their terms; (d) as of February 7, 1996, the Borrower is justly indebted to the Bank with respect to the Term Note in the aggregate amount of $1,711,953.53, consisting of $1,692,304 in principal and $19,649.53 in interest, and with respect to the Revolving Note in the aggregate amount of $1,001,544.67, consisting of $1,000,003 in principal and $1,541.67 in interest; (e) the Borrower has no defenses, counterclaims or offsets to the payment of such amounts; (f) the terms of the Loan Documents have not heretofore been amended or modified by any action or omission or course of conduct on the part of the Bank (other than by a formal written agreement executed by the Bank) nor has the Bank heretofore waived or relinquished any of its rights, powers or remedies under any of the Loan Documents; (g) other than the defaults that the Bank has notified the Borrower of in writing, there is no other default under the Loan Documents, and no event has occurred and no condition exists that with the giving of notice or the passage of time, or both, could or would constitute a default under the Loan Documents; (h) there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened before any court, arbitrator or governmental body that would prevent the execution or delivery of this Agreement by the Borrower, or that might, either individually or in the aggregate, materially affect the financial condition of the Borrower, or the ability of the Borrower to pay and perform its obligations under this Agreement and under the Loan Documents; and (i) the Borrower has good and marketable title to, and is lawfully seized and possessed of, the Property, and the Property is free and clear of all liens and encumbrances except those in favor of the Bank.

      5.   Expenses of Bank.  The Borrower agrees to reimburse the Bank
           ----------------
upon demand for all expenses of the Bank (including the reasonable fees and expenses of its legal counsel) in connection with (a) the preparation of this Agreement and the other documents contemplated hereby; (b) the evaluation, monitoring, protection and liquidation of the Property and the other collateral for the Loan (including, without limitation, title review and abstract fees, lien search fees and appraisal, inspection and audit fees); (c) the creation, perfection, preservation and continuation of the Bank's security interests in, and liens on, the Property and the other collateral for the Loan (including, without limitation, filing fees, recordation taxes and other costs and taxes incident to recording); (d) the enforcement of any provision of this Agreement, the Notes, the Loan Agreement or any of the other Loan Documents; and (e) the collection of the indebtedness of the Borrower hereunder and under the Notes, the Loan Agreement and the other Loan Documents.

      6.   Release.  The Borrower hereby waives, releases and forever
           -------
discharges the Bank, its parent corporations, subsidiaries, affiliates, predecessors, successors, assigns, officers, directors, agents, employees and representatives (the "Released Parties"), jointly and severally, of and
                          ----------------
from any and all Claims (as defined below) arising, directly or indirectly, out of or in connection with any act, omission, representation or any other matter whatsoever or thing done, omitted or suffered to be done by any of the Released Parties that has occurred in whole or in part at any time up to and immediately preceding the moment of the execution of this Agreement, including, but not limited to,: (a) the negotiation, making, borrowing, administration, enforcement and/or collection of the Loan; (b) the execution, delivery and/or performance by the Bank of the Loan Documents; and/or (c) any of the transactions contemplated thereby or taken in connection therewith (collectively, the "Released Matters"). The Borrower
                                         ----------------
hereby agrees to indemnify and hold harmless each of the Released Parties from and against, and not to assert by way of a defense, counterclaim or otherwise to any suit, action or proceeding brought by the Bank, any Claim arising, directly or indirectly, out of or in connection with any of the Released Matters this Agreement, any other document executed in connection herewith or the transactions contemplated hereby.

      7.   ARBITRATION.  ANY CONTROVERSY OR CLAIM BETWEEN THE PARTIES
           -----------
HERETO, INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

           (A)   SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE
                 -------------
COUNTY OF ANY OBLIGOR'S DOMICILE, OR, IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE ANY SUCH REAL OR PERSONAL PROPERTY COLLATERAL IS LOCATED, AT THE TIME OF THIS AGREEMENT'S EXECUTION, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS SHALL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

           (B)   RESERVATION OF RIGHTS.  NOTHING IN THIS AGREEMENT SHALL
                 ---------------------
BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (Il) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (1) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (2) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (3) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

      8.   Waiver of Jury Trial.  IN THE EVENT THAT ANY CONTROVERSY OR
           --------------------
CLAIM IS UNABLE OR LEGALLY PRECLUDED FROM BEING DETERMINED BY BINDING ARBITRATION, THEN IN SUCH INSTANCE(S) AND ONLY IN SUCH INSTANCE(S), THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH IT AND THE BANK MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO
(A) THIS AGREEMENT, OR (B) ANY OF THE LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES HERETO. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE EXECUTION OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      9.   Miscellaneous.
           -------------

           (a) Upon the request of the Bank, the Borrower, at its sole cost and expense, shall execute and deliver to the Bank such further instruments and shall do and cause to be done such further acts with respect to the Loan Documents, this Agreement and any other document executed in connection herewith as the Bank may deem necessary or desirable in the Bank's sole discretion to carry out more effectively the provisions and purposes of this Agreement and the Loan Documents.

           (b) This Agreement and the Loan Documents contain the entire agreement between the Bank and the Borrower regarding the subject matter hereof and completely and fully supersede all other prior agreements, both written and oral, between the Bank and the Borrower relating to the subject matter hereof. Neither the Bank nor the Borrower shall hereafter have any rights under such prior agreements but shall look solely to this Agreement and the Loan Documents for the definition and determination of all of their respective rights, liabilities and responsibilities relating to the subject matter hereof. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

           (c) No modification or waiver of any of the provisions of this Agreement, nor any consent to any departure by the Borrower therefrom, shall be effective until and unless it is in writing and signed by the Bank, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute but a single instrument.

           (d) All of the terms and conditions of this Agreement shall survive the execution and delivery of this Agreement and the performance and repayment of the indebtedness, obligations and liabilities of the Borrower under this Agreement, the Notes, the Loan Agreement and the other Loan Documents.

           (e) In the event that any provision of this Agreement is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, then such provision only shall be deemed null and void and shall not affect any other provision hereof, and the remaining provisions shall remain operative and in full force and effect.

           (f) This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. Time is of the essence with regard to this Agreement.


      IN WITNESS WHEREOF, the Borrower and the Bank have each caused this Agreement to be duly executed as of the date first above written.

ATTEST:                      GEORGIA BONDED FIBERS, INC.


s/David A. Dugan             By:  s/James C. Kostelni
- --------------------------       ------------------------------
                                 James Kostelni
                                 President


WITNESS:                     NATIONSBANK, NATIONAL ASSOCIATION


s/David A. Dugan             By: s/Lindsey Rheaum
- --------------------------       -------------------------------
                                 Lindsey Rheaum
                                 Vice President


COMMONWEALTH OF VIRGINIA, AT LARGE, SS:

      I HEREBY CERTIFY, that on this 7th day of March, 1996, before me, in Fairfax County, Virginia, personally appeared James Kostelni, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the president of Georgia Bonded Fibers, Inc., a New Jersey corporation, who acknowledged that he has executed the same for the purposes therein set forth as the duly authorized president of said corporation by signing the name of the corporation by himself as president.

      IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.


                          s/Illegible
                          ---------------------------------
                          Notary Public


My commission expires on:  8-31-96



COMMONWEALTH OF VIRGINIA, AT LARGE, SS:

      I HEREBY CERTIFY, that on this 7th day of March, 1996, before me, in Fairfax County, Virginia, personally appeared Lindsey Rheaume, known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the vice president of NationsBank, National Association, a national banking association, who acknowledged that he has executed the same for the purposes therein set forth as the duly authorized vice president of said association by signing the name of the association by himself as vice president.

      IN WITNESS WHEREOF, I have set my hand and Notarial Seal, the day and year first above written.


                          s/Illegible
                          -----------------------------------
                          Notary Public

My commission expires on:  8-31-96